Other investments (Tables)	12 Months Ended
Dec. 31, 2022
Financial assets measured at fair value through other comprehensive income [abstract]
Schedule of other investments
The Group holds the following investments:

Figures in million – SA rand	2022	2021	2020
Designated at FVTOCI investments:
Rand Mutual Assurance Company Limited	149	140	158
Furuya Metal Company Limited[1]	455	668	343
Aldebaran[2]	238	241	98
Generation Mining Limited[3]	322	144	101
Ioneer Limited[4]	643	1,353	—
New Century Resources Limited[5]	258	698	—
Other	98	123	147
Mandatorily measured at FVTPL investments:
Verkor S.A. (Verkor)[6]	554	—	—
EnHyWhere	78	—	—
Other	380	—	—
Amortised cost investments	165	—	—
Total other investments	3,340	3,367	847
[1] The Group holds approximately 5.60% in Furuya Metal Company Limited which is incorporated in Japan and listed on the Tokyo Stock Exchange. Its main business is the manufacture/sale of industrial-use precious metals
[2] The Group holds 17.59% in Aldebaran which is incorporated in Canada and listed on the Toronto Stock Exchange (TSX). Aldebaran is a mineral exploration company
[3] The Group holds 18.19% in Generation Mining Limited which is incorporated in Canada and listed on the TSX. Generation Mining Limited is in the process of developing the Marathon copper-palladium project
[4] The Group holds 6.95% in ioneer Limited (ioneer) which is incorporated in Australia. Ioneer is an emerging lithium-boron producer listed on the Australian Securities Exchange (ASX) and currently owns 100% of the Rhyolite Ridge lithium-boron project (Rhyolite Ridge) in Nevada in the US. Sibanye-Stillwater reached an agreement with ioneer to establish a 50% joint venture to develop Rhyolite Ridge, which was still subject to the fulfilment of certain conditions precedent at 31 December 2022. ioneer received a conditional commitment for a proposed loan of up to US$700 million from the US Department of Energy on 13 January 2023 to support the development of Rhyolite Ridge
5 On 27 October 2021, Sibanye-Stillwater entered into a subscription agreement with New Century Resources Limited incorporated in Australia (and listed on the ASX), where the Group agreed to purchase ordinary shares as part of a capital raising by New Century. The aggregate investment represents a 19.9% ownership interest. See note 41.3 for transactions entered into after the reporting date
6 During February 2022, the Group entered into a term sheet whereby the Group, through its wholly-owned subsidiary, Sibanye Battery Metals Proprietary Limited, invested in Verkor by subscribing for a €25 million convertible bond. Verkor is a French Gigafactory project aiming to enter the European battery materials market as a manufacturer of low-carbon footprint batteries for application in electric vehicles and large-scale stationary storage markets. The Group subscribed for the convertible bond on 22 March 2022 amounting to R409 million, and subject to early repayment events, will be redeemable in full on 30 June 2024. The convertible bond is recognised as an investment and measured at fair value, with net gains and losses recognised in profit or loss. The fair value of the investment at 31 December 2022 amounted to R554 million, with R145 million recognised as a fair value gain for the year ended 31 December 2022